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                                                                    EXHIBIT 10.4


                                 MUTUAL RELEASE



     This MUTUAL RELEASE (the "Release"), is entered into as of March 31, 2000 by and among Goldcoast Entertainment Cruises, Inc., a Florida corporation having its mailing address at 100 South Biscayne Blvd., Suite 850, Miami, Florida 33131 ("Goldcoast"), Concorde Gaming Corporation, a Colorado corporation, having its principal place of business at 3290 Lien Street, Rapid City, South Dakota 57702 ("Concorde"), Concorde Cruises, Inc., a South Dakota corporation and wholly owned subsidiary of Concorde, having its principal place of business at 3290 Lien Street, Rapid City, South Dakota 57702 ("Concorde Cruises") and Bayfront Ventures, a Florida general partnership having its principal place of business at 100 South Biscayne Blvd., Suite 850, Miami, Florida 33131 ("Bayfront Ventures"). Goldcoast, Concorde and Bayfront Ventures are each sometimes referred to herein individually as a "Party" and collectively as the "Parties."

     WHEREAS, Goldcoast owes (i) $75,208 to Concorde Cruises under that certain promissory note dated November 9, 1998 in the original principal amount of $95,000 (the "Concorde Note"), and (ii) $3,959 to Bayfront Ventures under an obligation to pay Bayfront Ventures the original principle amount of $5,000 (the "Bayfront Amount"); and

     WHEREAS, Concorde and/or Bayfront Ventures has advanced Goldcoast funds (the "Advances") under the terms of a certain join venture agreement dated August 27, 1997 (the "Joint Venture Agreement") by and between Goldcoast and Concorde Cruises; and

     WHEREAS, under the Second Amendment to the Joint Venture Agreement dated November 2, 1998, Goldcoast has agreed to pay Bayfront Ventures $150,000, which amount may only be waived in the event that Concorde Cruises annualized rate of return on its capital contribution to Bayfront Ventures is 33.3% or greater over the Project's first three years of operations (the "Bayfront Advances"); and

     WHEREAS, Concorde and/or Concorde Cruises owes to Goldcoast $83,493 (the "Goldcoast Amount" and together with the Concorde Note, the Advances, the Bayfront Amount and the Bayfront Advances, the "Indebtedness"); and

     WHEREAS, for and in consideration of the execution and delivery of that certain Partnership Interest Purchase Agreement dated March 31, 2000, by and among, Goldcoast, Concorde Cruises, Michael A. Hlavsa and David Grossman (the "Purchase Agreement"), the Parties desire to release each other from the Indebtedness.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:


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     1. Bayfront Ventures, Concorde and Concorde Cruises each hereby release
Goldcoast and its subsidiaries, directors, officers, agents, affiliates, attorneys, employees, successors and assigns (collectively, the "Releasee") from any and all actions, causes of actions, damages, judgments, liability, obligations and claims whatsoever in law or in equity, whether known or unknown, of every nature and kind whatsoever, against the Releasee, which Bayfront Ventures, Concorde or Concorde Cruises, ever had, now has or hereafter can, shall, or may have, arising out of or in connection with the Bayfront Amount, the Bayfront Advances, the Concorde Note and the Advances.

     2. Goldcoast hereby releases Concorde, Bayfront Ventures and Concorde Cruises and each of their subsidiaries, directors, officers, agents, affiliates, attorneys, employees, successors and assigns (collectively, the "Concorde Releasee") from any and all actions, causes of actions, damages, judgments, liability, obligations and claims whatsoever in law or in equity, whether known or unknown, of every nature and kind whatsoever, against the Concorde Releasee, which Goldcoast ever had, now has or hereafter can, shall, or may have, arising out of or in connection with the Goldcoast Amount.

     This Mutual Release shall be binding on all Parties, their predecessors, successors, subsidiaries, parents and assigns.


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          IN WITNESS WHEREOF, the Parties hereto have executed and delivered or caused Release to be executed and delivered by their authorized representatives as of the date first written above.

     GOLDCOAST ENTERTAINMENT CRUISES, INC.



     By: /s/ MICHAEL A. HLAVSA
        ----------------------------------
         Michael A. Hlavsa, President



     BAYFRONT VENTURES

           By: CONCORDE CRUISES, INC., as general partner



                 By: /s/ JERRY L. BAUM
                    ---------------------------------
                     Jerry L. Baum, President

           By: GOLDCOAST ENTERTAINMENT CRUISES, INC.,
                 as general partner


                 By: /s/ MICHAEL A. HLAVSA
                    ---------------------------------
                     Michael A. Hlavsa, President



     CONCORDE GAMING CORPORATION



     By: /s/ JERRY L. BAUM
        ----------------------------------
         Jerry L. Baum, President and CEO



     CONCORDE CRUISES, INC.



     By:  /s/ JERRY L. BAUM
        ----------------------------------
          Jerry L. Baum, President